UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

BLUE OWL CAPITAL CORPORATION III

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The board of directors (the “Board”) of Blue Owl Capital Corporation III (the “Company”) has approved an amended and restated dividend reinvestment plan (the “Amended Reinvestment Plan”) which will become effective upon the listing (the “Listing”) of the Company’s common stock, par value $0.01 per share on the New York Stock Exchange (the “NYSE”). Pursuant to its terms, the Company may use newly issued shares or purchase shares in the open market to implement the Amended Reinvestment Plan.

If newly issued shares are used to implement the Amended Reinvestment Plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share).

If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend.

The foregoing description is only a summary of the Amended Reinvestment Plan and is qualified in its entirety by the Amended Reinvestment Plan, which is filed as Exhibit 10.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2024, the Board appointed Logan Nicholson to serve as the Company’s President. The role of President was previously held by Craig Packer, who will continue to serve as the Company’s Chief Executive Officer and as a director.

Logan Nicholson, 43, is a Managing Director at Blue Owl Capital Inc. (“Blue Owl”), a member of Blue Owl Diversified Credit Adviser LLC’s (the “Adviser”) Investment Team and a member of the Adviser’s Diversified Lending Investment Committee. Mr. Nicholson is also a Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including the Company, Blue Owl Capital Corporation, Blue Owl Capital Corporation II and Blue Owl Credit Income Corp. Before joining Blue Owl, Mr. Nicholson was a Co-Founder and Partner at Brinley Partners, a startup private credit asset manager. Previously, Mr. Nicholson spent 18 years at Goldman Sachs & Co., where he was most recently a Managing Director and Head of U.S. Leveraged Finance Capital Markets. During his time at Goldman Sachs, he was responsible for structuring, risk management and distribution of capital commitments for both Leveraged Loans and High Yield bonds, and he was also appointed as a member of the LSTA Board of Directors. Additionally, Mr. Nicholson spent a year in a leadership role at healthcare firm Humana Inc., where he was Senior Vice President of Corporate Development and responsible for all M&A activity. Mr. Nicholson earned a B.S. in Systems Engineering with a double major in Economics from the University of Virginia.

Item 8.01	Other Events

Exchange Listing

On January 16, 2024, the Company issued a press release announcing that it intends to list the Company’s shares of common stock on the NYSE. Subject to market conditions, the Company currently anticipates that its shares of common stock will commence trading on the NYSE under the ticker symbol “OBDE” on January 25, 2024. The Company has engaged BofA Securities, J.P. Morgan and RBC Capital Markets to serve as lead advisors to the Company in connection with the Listing. There can be no assurances that the Company will be able to complete the Listing on the expected timeframe or at all.

Waiver of Transfer Restrictions

In connection with the Listing, the Board has waived the transfer restrictions contained in the Company’s amended and restated articles of incorporation (the “Charter”) with respect to 5,870,466 shares of the Company’s common stock. The Charter provides for three separate restricted periods as follows:

•	One period is 180 days after the Listing and applies to all of the shares of OBDE common stock outstanding prior to the Listing (the “First Lock-Up Period”);

•	One period is 270 days after the Listing and applies to two-thirds of the shares of OBDE common stock outstanding prior to the Listing (the “Second Lock-Up Period”); and

•	One period is 365 days after the Listing and applies to one-third of the shares of OBDE common stock outstanding prior to the Listing (the “Third Lock-Up Period”).

Upon Listing, a pro rata portion of each shareholder’s shares of the Company’s common stock will be released from each of the First, Second and Third Lock-Up Periods and will be freely tradeable once trading commences on the NYSE.

Repurchase Plan

In connection with the Listing, the Board approved a repurchase program (the “Repurchase Program”) under which we may repurchase up to $100 million of shares of our outstanding common stock. Under the Stock Repurchase Program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. Unless extended by the Board, the Stock Repurchase Program will terminate 12-months from the date of the Listing.

Fractional Shares

In connection with the Listing, the Board has determined to eliminate any outstanding fractional shares of the Company’s common stock (the “Fractional Shares”), as permitted by the Maryland General Corporation Law by rounding up the number of Fractional Shares held by each shareholder to the nearest whole share.

Distributions Declared

On January 12, 2024, the Board declared a first quarter 2024 regular dividend of $0.35 per share, payable on or before April 15, 2024 to shareholders of record as of March 29, 2024.

On January 12, 2024, the Board declared five special dividends of $0.06 per share, payable on or before June 14, 2024, September 13, 2024, December 13, 2024, March 14, 2025 and June 13, 2025 to shareholders of record as of May 31, 2024, August 30, 2024, November 29, 2024, February 28, 2025 and May 30, 2025.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the Securities and Exchange Commission. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits

    (d) Exhibits

Exhibit Number	Description

10.1	Form of Amended and Restated Dividend Reinvestment Plan

99.1	Press Release dated January 16, 2024

99.2	Frequently Asked Questions

99.3	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE OWL CAPITAL CORPORATION III

Dated: January 16, 2024	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer